                                                                  EXHIBIT 10.45



                             SECURITY AGREEMENT
                             ------------------

                  THIS SECURITY AGREEMENT, dated as of October 26, 1998, between and among Children's Radio of Dallas, Inc., a Minnesota corporation, Children's Radio of Phoenix, Inc., a Minnesota corporation, Children's Radio of New York, a New Jersey corporation (collectively, the "Asset Subs"), KAHZ-AM, Inc., a Minnesota corporation, KIDR-AM, Inc., a Minnesota corporation, WJDM-AM, Inc., a Minnesota corporation (the "License Subs" and, together with the Asset Subs, the "Debtors"), Children's Broadcasting Corporation, a Minnesota corporation and owner of all of the issued and outstanding stock of each of the Asset Subs and indirect owner of all of the issued and outstanding stock of each of the License Subs ("CBC"), and Radio Unica Corp. (the "Secured Party").

                             W I T N E S S E T H:
                             --------------------

                  WHEREAS, the parties hereto are also parties to that certain Asset Purchase Agreement, dated as of October 26, 1998 (the "APA"), between and among CBC, the Debtors and the Secured Party, pursuant to which the Secured Party has agreed to purchase from CBC and the Debtors radio broadcast stations KAHZ (AM), Fort Worth, Texas, KIDR (AM), Phoenix, Arizona, WJDM (AM), Elizabeth, New Jersey, and WBAH (AM), Elizabeth, New Jersey (the "Stations");

                  WHEREAS, the Asset Subs and the Secured Party are also parties to that certain Local Programming and Marketing Agreement, dated as of October 26, 1998 (the "LMA"), pursuant to which the Secured Party acquired from the Asset Subs the right to air its programming on the Stations; and

                  WHEREAS, as a condition to the execution of the APA and the LMA, CBC and the Debtors agreed to execute and deliver this Security Agreement to secure their respective obligations under the APA and the LMA.

                  NOW, THEREFORE, in consideration of the promises and agreements contained herein and the Secured Party's execution of the APA and the LMA and other valuable consideration, receipt of which is hereby acknowl edged, the Secured Party, CBC and the Debtors agree as follows:

          1. GRANT OF SECURITY INTEREST. In order to secure the obligations of CBC, Debtors, and the License Subs under the APA and the LMA, including, without limitation, the obligation to repay the LMA Deposit (as defined in the APA) (being hereinafter collectively referred to as the "Obligations"), the Debtors hereby grant to the Secured Party a security interest in all of the Debtors' right, title and interest in and to all of Debtors' personal property, both tangible and intangible and of every kind and description, whether now or hereafter existing, or now owned or hereafter acquired, and wherever located, and all proceeds, products, replace ments, additions, accessions and/or substitutes therefor, including, without limitation, all goods, machinery, equipment, furniture, furnishings, fixtures, inventory, accounts, chattel paper, instruments, securities (including, without limitation, the stock certificates of the License Subs, which are currently in the possession of Foothill Capital Corporation, a California corporation ("Foothill")), investment property, intellectual property and general intangibles, as such terms may be defined in the Uniform Commercial Code in the jurisdiction in which such assets are located, and all properties and assets of the Debtors constituting part of the Stations, and the proceeds and products of any and all of the foregoing assets and properties described in this Section 1, in cluding proceeds of insurance policies relating to any and all of the foregoing assets and properties; provided, however, that such security interest does not include any permits or licenses granted by the Federal Communications Commission (the "FCC") to the extent that the Debtors are prohibited from granting a security interest therein pursuant to the Communications Act of 1934, as amended, and the regulations promulgated thereunder, and any other licenses to the extent the transfer or pledging thereof is prohibited by the granting authority.

          All of the foregoing shall be hereinafter referred to as the "Collateral."

          The partied hereto acknowledge that, as of the date hereof, Foothill has a prior lien on some or all of the Collateral.

          2.   WARRANTIES AND COVENANTS OF THE DEBTORS.

     The Debtors represent, warrant and covenant that:

          (a) except for the stock certificates of the License Subs, Debtors own and have possession of the Collateral;

          (b) except for the stock certificates of the License Subs, the Collateral (and all records pertaining thereto) shall at all times be kept at the Stations and the Debtors will not change the location at which any of the Collateral is usually kept or the location of any of its chief executive offices or principal place of busi ness without giving thirty (30) days' prior written notice to the Secured Party;

          (c) except as permitted in the Amended and Restated Loan and Security Agreement, dated as of July 1, 1997, as amended, to which Foothill and CBC are parties (the "Loan Agreement") and except for those capital leases disclosed on Attachment 1 hereto, all of the Collateral is free from liens, adverse claims, charges, encumbrances, taxes or assessments, other than the liens created hereby, and the Debtors shall defend the same against all claims and demands of all persons at any time claiming against the same or any interests therein ad verse to the Secured Party;

          (d) all items of the Collateral comply with applicable laws, including, where applicable, Federal Reserve Regulations and any state consumer credit and usury laws;

          (e) except for financing statements naming Foothill as secured party and filed in connection with the Loan Agreement and except for those financing statements filed in connection with the capital leases disclosed on Attachment 1 hereto, no financing statement covering any of the Collateral, and naming any secured party other than the Secured Party, is on file in any public office;

          (f) Debtors will, at their sole cost and expense, maintain, replace, repair, service and take other action as may be necessary from time to time to keep and preserve their inventory, machinery and equipment in general repair and good working order and any inventory, machinery or equipment which wears out or is destroyed will be replaced or restored if necessary for the operation of the business of Debtors in the ordinary course. Debtors will within 10 days notify the Secured Party of any event comprising significant loss or decrease in the value of the Collateral in excess of $50,000;

          (g) the Debtors will comply with all laws, rules and regulations relating to, and shall pay prior to delinquency, all license fees, registration fees, taxes and assessments and all other charges, which may be levied upon or assessed against, or which may become security interests, liens or other encumbrances upon the ownership, operation, possession or maintenance of the Collateral; provided, that the

Debtors shall not be required to comply with any such law, rule or regulation or to pay any such tax or assessment or other such charge, the validity of which is being contested by the Debtors in good faith by appropriate proceedings commenced and prosecuted with due diligence and with respect to which adequate reserves have been established and are being maintained in accordance with generally accepted accounting principles;

          (h) the Debtors will execute and deliver to the Secured Party such financing statements, continuation statements and other documents as the Secured Party may deem necessary or appropriate in order to protect or preserve the Secured Party's security interest in the Collateral;

          (i) the Debtors will not sell, offer to sell, or otherwise dispose of any material part of the Collat eral (including proceeds) subject hereto, or any part thereof or interest therein at any time other than in the ordinary course of business and in exchange for Collateral of like value in which the Secured Party shall have a security interest;

          (j) the Debtors will at all times keep accurate records with respect to the Collateral which are as complete and comprehensive as those which are customarily maintained by those engaged in similar businesses, and the Secured Party will have the right to inspect such records at such times and from time to time as the Se cured Party may reasonably request;

          (k) the Debtors will provide any service and do any other acts or things necessary to keep the Collateral free and clear of all defenses, rights of offset and counterclaims. The Secured Party may, at any time prior to termination hereof, require the Debtors from time to time to deliver to the Secured Party schedules describing all the Collateral subject hereto, appropriately assigned and endorsed to the Secured Party;

          (l) other than the lien in favor of Foothill in effect on the date hereof and the lien contemplated by this Security Agreement, the Debtors shall not grant any liens on any of the Collateral in favor of any party;

          (m) the Debtors will maintain comprehensive general liability insurance on the Collateral in an amount not less than One Million Dollars ($1,000,000). In the event of any failure to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and the

Debtors hereby promise to pay the Secured Party on demand the amount of any disbursements made by the Secured Party for such purpose. Risk of loss or damage shall accrue to the Debtors to the extent of any deficiency in any effective insurance. The Debtors shall furnish to the Secured Party certificates or other evidence satisfactory to the Se cured Party of compliance with the foregoing insurance provisions. The Debtors shall give immediate written notice to the Secured Party and to the insurers of any loss or damage to the Collateral or any part thereof in excess of $50,000 and shall promptly file all necessary or appropriate proof of loss with the insurers. Any amounts collected or received under any such insurance policies may be applied by the Debtors either to the replacement or restoration of the Collateral or to any of the Obligations secured hereby in the manner provided in Section 8 hereof.

          3. AUTHORITY TO COLLECT. Except as otherwise hereinafter set forth, unless and until the occurrence of an event which constitutes an Event of Default hereunder or which upon the giving (or receiving) of notice or the lapse of time or both would constitute such an Event of Default, the Debtors shall continue to collect, at their own expense, all amounts due and to become due under any accounts, chattel paper, or general intangibles and in connection therewith may take such action as they may deem necessary, advisable, convenient or proper for the enforcement, collection, adjustment, settlement or compromise thereof.

          4. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

               (A) Any representation or warranty of CBC, Debtors, or the License Subs in the APA, the LMA or herein shall have been inaccurate or incomplete in any material respect when made or at any time prior to the Closing; or

               (B) CBC, Debtors, or the License Subs shall fail to comply in any material respect with any of its covenants or agreements set forth in the APA, the LMA or herein and such failure shall not be cured within ten (10) business days following notice thereof to Debtors from the Secured Party; or

               (C) If (i) CBC, Debtors or the License Subs shall file a petition commencing a voluntary case concerning it under any Chapter of Title 11 of the United States Code; or (ii) CBC, Debtors or the License Subs shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or for all or any substantial part of its property; or (iii) a receiver, trustee, custodian or similar officer shall be appointed without the application or consent of CBC, Debtors or the License Subs and such appointment shall continue undischarged for a period of thirty (30) days or (iv) an involuntary case is commenced against CBC, Debtors or the License Subs under any Chapter of the afore mentioned Title 11 and an order for relief under such Title 11 is entered or the petition commencing the case is controverted but is not dismissed within thirty (30) days after the commencement of the case; or (v) CBC, Debtors or the License Subs shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, read justment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or (vi) any such proceeding shall be instituted against CBC, Debtors or the License Subs and shall remain undismissed for a period of thirty (30) days; or (vii) CBC, Debtors or the License Subs shall take any action for the purpose of effectuating the foregoing; or

               (D) The Security Agreement shall for any reason cease to be in full force and effect, or shall cease to give the Secured Party the liens, rights, powers and privileges purported to be created thereby.

          5. REMEDIES. Upon the occurrence of an Event of Default, the Secured Party shall have the right to demand specific performance of the Obligations and have all the rights and remedies of a secured party under the Uniform Commercial Code and all other rights, privileges, powers and remedies provided by law or equity. Failure by the Secured Party to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

          Without limiting the generality of the foregoing, after the occurrence of an Event of Default:

               (a) the Secured Party shall have the power to notify the account debtor or debtors obligated under any accounts, chattel paper, and general intangibles of the assignment of such accounts, chattel paper, and general intangibles to the Secured Party and of its security interest therein and to direct such account debtor or debtors to make payment of all amounts due or to become due to the Debtors thereunder directly to the Secured Party and, upon such notification to the account debtor or debtors, to enforce collection of any thereof in the same manner and to the same extent as the Debtors might have done. The funds so collected shall be held as security for the payment of the Obligations secured hereby and applied in the manner provided in Section 8 hereof.

          The Debtors hereby constitute and appoint the Secured Party as their true and lawful attorney, in the place and stead of the Debtors and with full power of substitution, either in the Secured Party's own name or in the name of either of the Debtors, to ask for, demand, collect, receive and give acquittance for any and all monies due or to become due under and by virtue of any account, chattel paper, and general intangibles, to endorse checks, drafts, orders and other instruments for the repayment of monies payable to the Debtors on account thereof, and to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto and to sell, assign, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or to take any action with respect to any account, chattel paper, or general intan gible or the monies due or to become due thereunder or the property covered thereby, and no action taken or omitted to be taken by the Secured Party with respect to any account, chattel paper, or general intangible shall give rise to any defense, counterclaim or set off in favor of the Debtors or to any claim or action against the Secured Party;

          (b) the Debtors will deliver to the Secured Party from time to time, as requested by the Secured Party, current lists of the Collateral;

          (c) the Debtors will not dispose of the Collateral, except on terms approved in writing by the Secured Party;

          (d) the Debtors will collect, assemble and deliver all of the Collateral and books and records pertaining thereto, to the Secured Party at a reasonably convenient place designated by the Secured Party; and

          (e) the Secured Party may, to the extent permitted by law, enter onto the premises of CBC, Debtors, the License Subs, or the Stations and take posses sion of the Collateral, and assign, sell, lease or other wise dispose of the Debtors' interest in the Collateral for the account of the Debtors, and the Debtors shall then be liable for the difference between the payments and other amounts due to the Secure Party and amounts received pursuant to such assignment or contract of sale or lease or other disposition of the Debtors' interest in the Collateral and the amount of such difference shall then be immediately due and payable. The Secured Party may, in its sole discretion, designate a custodian or agent to take physical possession of the Collateral. The Secured Party shall give the Debtors reasonable notice of the time and place of any public sale of the Collateral or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of the sale or other intended disposition is mailed, by first class mail, postage prepaid, to Debtors at their address set forth in
Section 16 hereof or such other address as Debtors may by notice have furnished the Secured Party in writing for such purpose, at least fifteen
(15) days prior to the time of such sale or other intended disposition.

          All notices of public or private sale shall specify that the assignment of the broadcast license(s) of the Station must first be approved by the FCC and such notice shall be given to all persons attending a public sale. The Debtors agree that they will join and cooperate fully with the Secured Party or with the successful bidder or bidders at any public or private sale in the filing of an application, and furnishing any additional information that may be required in connection with the application with the FCC, requesting the FCC's prior approval of the assignment of the license(s) of the Station to the Secured Party or the successful bidder or bidders. The Debtors will take such further actions, or cause such further actions to be taken that may be necessary or desirable to obtain such FCC approval and will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that may be necessary or desirable in connection with such approval. The parties agree that the Collateral and license(s) shall not be assigned and transferred to separate parties.

          Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Debtors, and the Debtors hereby waive (to the extent permitted by law) all rights of redemption, stay and/or appraisal which they now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          6. POWERS OF THE SECURED PARTY. The Debtors appoint the Secured Party its true attorney in fact to perform any of the following powers, which are coupled with an interest, and are irrevocable until termination of this Security Agreement and may be exercised by the Secured Party's officers, upon the occurrence of an Event of Default hereunder:

               (a) to perform any obligation of the Debtors hereunder in CBC's, Debtors' or the License Subs name, as the case may be, or otherwise;

               (b) to give notice of the Secured Party's rights in the Collateral, to enforce the same, and make extension agreements with respect thereto;

               (c) to release persons liable on the Collateral and to give receipts and acquittance and compromise disputes in connection therewith;

               (d) to release security;

               (e) to prepare, execute, file, record or deliver notes, assignments, schedules, designation state ments, financing statements, continuation statements, termination statements, statements of assignment and applications or registration or like papers to perfect, preserve or release the Secured Party's interest in the Collateral;

               (f) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise;

               (g) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Collateral;

               (h) to prepare, adjust, execute, deliver and receive payment under insurance claims;

               (i) to exercise all rights, powers and remedies which the Debtors would have, but for this Security Agreement, under all of the Collateral subject to this Security Agreement; and

               (j) to do all acts and things and execute all documents in the name of CBC, Debtors, or the License Subs, as the case may be, or otherwise, deemed by the Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

          7. REMITTANCES. The Debtors agree that upon the occurrence and during the continuance of an event which constitutes an Event of Default or which upon the giving (or receiving) of notice or lapse of time or both would constitute such an Event of Default, all cash or proceeds received by the Debtors as a result of the sale, lease or other disposition of any Collateral, whether received by the Debtors in the exercise of their collection rights hereunder or otherwise, shall be remitted to the Secured Party or deposited to an account for the benefit of the Secured Party (according to its instructions) in the form received (properly endorsed to the order of the Secured Party or for collection in accordance with the Secured Party's instructions) not later than the banking business day following the day of receipt, to be held as security for the payment of the Obligations secured hereby and applied by the Secured Party as provided in Section 8 hereof. The Debtors agree not to commingle any such collections or proceeds with any of their other funds or property and agrees to hold the same upon an express trust for the Secured Party until remitted to the Secured Party.

          8. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Security Agreement, all proceeds of the sale of the Collateral by the Secured Party hereunder, and all other monies received by the Secured Party pursuant to the terms of this Security Agreement (whether through the exercise by the Secured Party of its rights of collection or otherwise), including, but not limited to, any awards or other amounts payable upon any condemnation or taking by eminent do main, shall be applied, as promptly as is practicable after the receipt thereof by the Secured Party as follows:

          FIRST: to the payment of all fees and expenses incurred by the Secured Party or any custodian appointed hereunder, if not previously paid by the Debtors, and all expenses incurred by the Secured Party in connection with any sale of the Collateral, including, but not limited to, the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, all court costs and fees and expenses of counsel to the Secured Party in connection therewith, to the payment of all expenses to be paid by the Debtors pursuant to Section 17 of this Security Agreement, and to the payment of all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder to the account of the Debtors and the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to the Secured Party by the Debtors;

          SECOND:  to the payment to the Secured Party of the LMA Deposit;

          THIRD: to the payment to the Secured Party of any other amount owing to the Secured Party under the APA, the LMA or under any other agreement to which the Debtors and the Secured Party are parties; and

          FOURTH: only if all of the foregoing have been paid in full, to the Debtors.

          Notwithstanding the sale or other disposition of any Collateral by the Secured Party hereunder, the Debtors shall remain liable for any deficiency.

          9. RIGHTS CUMULATIVE. The rights, privileges, powers and remedies of the Secured Party shall be cumulative and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any other of them. No delay or failure of the Secured Party in exercising any right, power, privilege or remedy hereunder shall affect such right, power, privilege or remedy. Nor shall any single or partial exercise of any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy affect such right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by the Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing and shall not constitute a waiver of any subsequent or other default. Failure of the Secured Party to insist upon strict performance or compliance by the Debtors of any covenants, warranties or agreements in this Security Agreement, the APA or the LMA shall not constitute a waiver of any subsequent or other failure to perform or comply with any covenants, warranties or agreements herein or therein.

          10. CONTINUING AGREEMENT. This is a continuing agreement and shall remain in full force and effect and be binding upon the Debtors and the successors and as signs of the Debtors until all of the Obligations shall have been fully satisfied and discharged.

          11. REINSTATEMENT OF AGREEMENT. If the Secured Party shall have proceeded to enforce its rights under this Security Agreement and such proceedings shall have been discontinued or abandoned for any reason prior to the issuance of any judgment or award, then the Debtors and the Secured
Party shall be restored respectively to their positions and rights hereunder, and all rights, remedies and powers of the Debtors and the Secured Party shall continue as though no such proceeding had been initiated. In the event of litigation arising under this

Security Agreement, the prevailing party shall be entitled to, in addition to all other damages and remedies, reasonable attorneys' fees.

          12. ASSIGNMENT. The Secured Party may assign and transfer any of the Obligations of the Debtors and may deliver the Collateral, or any part thereof, to the assignee or transferee of any such obligation, who shall become vested with all the rights, remedies, powers, security interests and liens herein granted to the Secured Party in respect thereto; and the Secured Party shall thereafter be relieved and fully discharged from any liability or obligation under this Security Agreement. The Debtors shall not have the right to assign this Security Agreement without the prior written consent of the Secured Party.

          13. DUTIES WITH RESPECT TO COLLATERAL. With respect to the Collateral, the Secured Party shall be under no duty to send notices, perform services, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.

          14. PERFORMANCE OF OBLIGATIONS BY THE SECURED PARTY. If the Debtors shall fail to do any act or thing which they have covenanted to do hereunder, or if any representation or warranty of the Debtors shall be breached, the Secured Party may (but shall not be obligated to) perform such act or thing on behalf of the Debtors or cause it to be done or remedy any such breach, and there shall be added to the liabilities of the Debt ors hereunder the cost or expense incurred by the Secured Party in so doing, and any and all amounts expended by the Secured Party in taking any such action shall be repayable to it upon demand being made to the Debtors therefore.

          15. MISCELLANEOUS. After due consideration and consultation with its attorneys, the Debtors voluntarily and knowingly, to the extent permitted by law, agree as follows: (a) the Debtors waive, except as ex pressly provided in the Security Agreement, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to the Collateral to which the Secured Party is entitled hereunder; (b) the Debtors waive any right to direct the application of payments or security for the Obligations of the Debtors hereunder, or the indebtedness of customers of the Debtors, and any right to require proceedings against others or to require exhaustion of the security; and (c) the Debtors consent to the extension or forbearance of the terms of the Obligations or indebtedness of customers, the release or substitution of security, and the release of guarantors, if any.

          16. NOTICES. All notices or demands of any kind which may be required or which the Secured Party desires to serve upon the Debtors under the terms of this Security Agreement shall be served upon the Debtors by personal service or by mailing a copy thereof by first class mail, postage prepaid, addressed to the Debtors, at the addresses set forth below:

 If to CBC or the Debtors
    (or any of them):                  Children's Broadcasting Corporation
                                       724 First Street North, Fourth Floor
                                       Minneapolis, Minnesota 55401
                                       Attention:  Mr. Christopher T. Dahl
                                       Facsimile Number:  (612) 338-4318

        with copy to:                  Children's Broadcasting Corporation
                                       724 First Street North, Fourth Floor
                                       Minneapolis, Minnesota 55401
                                       Attention:  Lance W. Riley, Esq.
                                       Facsimile Number:  (612) 330-9558

    If to Secured Party:               Radio Unica Corp.
                                       8400 N.W. 52nd Street, Suite 101
                                       Miami, Florida 33166
                                       Attention:  Mr. Joaquin F. Blaya
                                       Facsimile Number:  (305) 463-5001

        with copy to:                  Mr. Andrew Goldman
                                       4 Miller Circle
                                       Armonk, New York 10504
                                       Facsimile Number (914) 273-0885

          and  to:                     Skadden, Arps, Slate, Meagher & Flom LLP
                                       1440 New York Avenue, N.W.
                                       Washington, D.C. 20005
                                       Attention: John C. Quale, Esq.
                                       Facsimile Number:  (202) 371-7475

          17. EXPENSES. The Debtors agree to pay on demand all fees, costs and expenses of the Secured Party, or of any custodian or agent designated by the Secured Party, including the fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts retained by the Secured Party in connection with the enforcement of this Security Agreement or any other instrument or document delivered pursuant hereto.

          18. LAW APPLICABLE. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York other than the conflicts of law provisions thereof.

          19. SEVERABILITY OF PROVISIONS. If any provision of this Security Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Security Agreement.

          20. ENTIRE AGREEMENT; AMENDMENTS. This Security Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. This Security Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

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                                       14

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first written above.

                                       RADIO UNICA CORP.

                                       By:  /s/ Joaquin F. Blaya
                                            --------------------------------
                                       Name: Joaquin F. Blaya
                                       Title: Chairman & CEO


                                       CHILDREN'S BROADCASTING CORPORATION

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:


                                       CHILDREN'S RADIO OF DALLAS, INC.

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:


                                       CHILDREN'S RADIO OF PHOENIX, INC.

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:


                                       CHILDREN'S RADIO OF NEW YORK, INC.

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:

                                       KAHZ-AM, INC.

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:

                                       KIDR-AM, INC

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:


                                       WJDM-AM, INC.

                                       By:  /s/ Christopher T. Dahl
                                            --------------------------------
                                       Name:
                                       Title:

                                        ATTACHMENT 1 TO SECURITY AGREEMENT

                              Jurisdiction    Search
             Company         (State/County)    Type     Search Location    Searched Through            Results
=========================== ================ ======== ===================  ================ ==================================

Children's Broadcasting        New York        UCC    Department of State    June 26, 1998    Tokai Financial Services, Inc.
Corporation                                                                                   046025

Children's Broadcasting        New York        UCC    Department of State    June 26, 1998    Tokai Financial Services, Inc.
Corporation                                                                                   (3/97) 046025

Children's Broadcasting        New York -      UCC      City Register       April 20, 1998    Tokai Financial Services, Inc.
Corporation                    New York                                                       (3/97) 97PIN12501

Children's Broadcasting         Texas          UCC    Secretary of State     June 23, 1998    Datamax Leasing (9/94)
Corporation                                                                                   177025

WJDM-AM, Inc.                New Jersey -      UCC     Register of Deeds    August 31, 1998   The Summit Trust Company
                                Union                                                        (old - 7/93-cont.) 000293